UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 3, 2021

YELP INC.
(Exact name of registrant as specified in its charter)

Delaware	001-35444	20-1854266
(State of incorporation)	(Commission File No.)	(IRS Employer Identification No.)
140 New Montgomery Street, 9th Floor
San Francisco, California 94105
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (415) 908-3801

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.000001 per share	YELP	New York Stock Exchange LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.06. Material Impairments.
In February 2021, Yelp Inc. (the "Company") announced that most of its employees would remain primarily remote, allowing it to reduce its real estate footprint. In connection with this announcement, the Company began working to reduce its amount of leased office space, including by entering into sublease agreements in May and June 2021 for portions of its office space in San Francisco and New York. As a result, the Company expects to record non-cash impairment charges in the quarter ending June 30, 2021 related to right-of-use assets and leasehold improvements associated with the underlying operating leases.
On June 7, 2021, the Company concluded that the expected impairment charges would be approximately $10.5 million to $11.0 million in aggregate. While the Company expects its net income (loss) for the second quarter of 2021 to be reduced by the full amount of the charges, it does not expect the charges to impact adjusted EBITDA1 for the quarter.
Together with office space reductions the Company completed in the first quarter of 2021, the Company expects the subleases to reduce its related expenses, as calculated under accounting principles generally accepted in the United States ("GAAP"), by between approximately $10.0 million and $12.0 million on an annual basis compared to 2020 expenses. This reduction in related GAAP expenses would benefit adjusted EBITDA by between approximately $9.5 million and $11.5 million on an annual basis.
The anticipated reduction in these expenses for 2021 was reflected in the Company’s previously announced financial outlook for the second quarter and full year 2021. The Company expects the reduction in these expenses to continue through the termination of the related operating leases between December 2024 and July 2025.
The Company plans to continue exploring opportunities to reduce expenses associated with its leased office space as most of its employees continue to work remotely.

Item 5.07. Submission of Matters to a Vote of Security Holders.
On June 3, 2021, the Company held its 2021 Annual Meeting of Stockholders (the "Annual Meeting") via a live audio webcast. At the Annual Meeting, the Company’s stockholders voted on four proposals, each of which is described in more detail in the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on April 23, 2021 (the “Proxy Statement”). There were 75,035,648 shares of the Company’s common stock outstanding on April 5, 2021, the record date for the Annual Meeting. The following is a brief description of each matter voted upon and the certified results, including the number of votes cast for and against each matter, and, if applicable, the number of abstentions and broker non-votes with respect to each matter.
Each of the four nominees for director was elected to serve until the Company’s 2022 Annual Meeting of Stockholders, or until his successor has been duly elected and qualified. The voting results were as follows:

Director Name	Votes For	Votes Withheld	Abstentions	Broker Non-Votes	Percentage of Votes In Favor
Robert Gibbs	60,684,263	408,861	—	6,800,610	99.3%
George Hu	60,460,226	632,898	—	6,800,610	99.0%
Jeremy Stoppelman	60,963,519	129,605	—	6,800,610	99.8%
Tony Wells	60,872,307	220,817	—	6,800,610	99.6%
The Company’s stockholders ratified the selection by the Audit Committee of the Board of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2021. The voting results were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes	Percentage of Votes In Favor
67,667,595	207,966	18,173	—	99.7%
1 Adjusted EBITDA is a non-GAAP financial measure that the Company calculates as net income (loss), adjusted to exclude: provision for (benefit from) income taxes; other income, net; depreciation and amortization; stock-based compensation expense; and, in certain periods, certain other income and expense items.

The Company’s stockholders approved, on an advisory basis, the compensation of the Company’s named executive officers as disclosed in the Proxy Statement, with approximately 62% of the votes affirmatively cast voted in favor of the proposal. The complete voting results were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes	Percentage of Votes In Favor
36,091,000	22,435,043	2,567,081	6,800,610	59.1%
The Company's stockholders rejected the stockholder proposal to transition to a public benefit corporation. The voting results were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes	Percentage of Votes In Favor
7,209,300	53,707,466	176,358	6,800,610	11.8%

Cautionary Statement Regarding Forward-Looking Statements
This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Specific forward-looking statements include, without limitation, statements related to: the Company's financial position and operating trends, including the amount and timing of the impairment charges and the expected reductions in the Company's related expenses; the Company's financial results for the second quarter and full year 2021; and the Company's planned efforts to reduce expenses associated with its leased office space and the results thereof. Forward-looking statements involve risks, uncertainties, assumptions and other factors that are difficult to predict and that could cause actual results to vary materially from those predicted or implied by such forward-looking statements.
Factors that could cause or contribute to such differences include, among others, those factors that could affect the Company's business, operating results and stock price included under the caption "Risk Factors" in the Company's Annual Report on Form 10-K for the year ended December 31, 2020 and under the caption "Management's Discussion and Analysis of Financial Condition and Results of Operations" in the Company's Quarterly Report on Form 10-Q for the quarter ended March 31, 2021. Undue reliance should not be placed on the forward-looking statements in this report, which are based on information available to the Company as of the date hereof.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	June 8, 2021	YELP INC.
		By:	/s/ David Schwarzbach
David Schwarzbach
Chief Financial Officer